Exhibit 99.1

Quarterly Segment Financial Summary Information — Fiscal Years

 Ended October 31, 2009, 2010, 2011, and 2012.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES SEGMENT

(Unaudited)

	FY 2012
(In millions, except margins and ROIC data)	Q1	Q2	Q3	Q4	Total
Orders	$394	$410			$804

Net revenue	$395	$395			$790

Gross margin	50.9%	48.9%			49.9%

Income from operations	$58	$44			$102

Operating margin %	14.6%	11.2%			12.9%

Segment Assets	$1,439	$1,449

Return On Invested Capital (a) , %	17%	14%

	FY 2011
	Q1	Q2	Q3	Q4	Total
Orders	$376	$406	$382	$433	$1,597

Net revenue	$338	$392	$383	$402	$1,515

Gross margin	52.1%	50.4%	49.8%	49.5%	50.4%

Income from operations	$42	$52	$51	$57	$202

Operating margin %	12.3%	13.4%	13.3%	14.2%	13.3%

Segment Assets	$1,377	$1,497	$1,500	$1,479

Return On Invested Capital (a) , %	14%	16%	15%	16%

	FY 2010
	Q1	Q2	Q3	Q4	Total
Orders	$275	$269	$333	$402	$1,279

Net revenue	$278	$267	$314	$367	$1,226

Gross margin	54.0%	53.5%	52.8%	50.1%	52.4%

Income from operations	$52	$41	$52	$58	$203

Operating margin %	18.7%	15.2%	16.7%	16.0%	16.6%

Segment Assets	$715	$705	$1,106	$1,168

Return On Invested Capital (a) , %	35%	27%	19%	22%

	FY 2009
	Q1	Q2	Q3	Q4	Total
Orders	$255	$231	$237	$291	$1,014

Net revenue	$255	$237	$235	$261	$988

Gross margin	54.3%	53.4%	51.9%	53.5%	53.3%

Income from operations	$43	$36	$35	$46	$160

Operating margin %	17.0%	15.3%	14.7%	17.5%	16.2%

Segment Assets	$666	$640	$602	$623

Return On Invested Capital (a) , %	26%	25%	24%	34%

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to the amortization of intangibles, the impact of restructuring charges, acquisition and integration costs.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

(a) Return On Invested Capital (ROIC) is a non-GAAP measure and is defined as income from operations less other (income) expense and taxes, annualized, divided by the average of the two most recent quarter-end balances of assets less net current liabilities. The reconciliation of ROIC can be found on page 3 of these tables, along with additional information regarding the use of this non-GAAP measure.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

DIAGNOSTICS AND GENOMICS GROUP

(Unaudited)

	FY 2012
(In millions, except margins and ROIC data)	Q1	Q2	Q3	Q4	Total
Orders	$69	$66			$135

Net revenue	$66	$74			$140

Gross margin	62.6%	65.3%			64.0%

Income from operations	$8	$15			$23

Operating margin %	11.9%	20.1%			16.2%

Segment Assets	$381	$377

Return On Invested Capital (a) , %	9%	15%

	FY 2011
	Q1	Q2	Q3	Q4	Total
Orders	$66	$73	$63	$76	$278

Net revenue	$66	$72	$70	$69	$277

Gross margin	59.7%	61.8%	59.2%	63.2%	61.0%

Income from operations	$6	$9	$9	$11	$35

Operating margin %	9.5%	12.2%	12.6%	15.5%	12.5%

Segment Assets	$330	$355	$355	$358

Return On Invested Capital (a) , %	7%	10%	10%	11%

	FY 2010
	Q1	Q2	Q3	Q4	Total
Orders	$61	$62	$58	$66	$247

Net revenue	$62	$67	$60	$64	$253

Gross margin	56.6%	60.8%	59.4%	58.0%	58.7%

Income from operations	$3	$7	$4	$4	$18

Operating margin %	5.3%	10.6%	6.4%	5.9%	7.1%

Segment Assets	$447	$402	$387	$396

Return On Invested Capital (a) , %	3%	6%	3%	3%

	FY 2009
	Q1	Q2	Q3	Q4	Total
Orders	$52	$56	$51	$61	$220

Net revenue	$54	$61	$58	$58	$231

Gross margin	55.8%	59.7%	58.3%	58.4%	58.1%

Income from operations	$1	$8	$4	$1	$14

Operating margin %	1.7%	12.5%	7.8%	2.1%	6.2%

Segment Assets	407	412	395	397

Return On Invested Capital (a) , %	1%	8%	4%	2%

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to the amortization of intangibles, the impact of restructuring charges, acquisition and integration costs.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

(a) Return On Invested Capital (ROIC) is a non-GAAP measure and is defined as income from operations less other (income) expense and taxes, annualized, divided by the average of the two most recent quarter-end balances of assets less net current liabilities. The reconciliation of ROIC can be found on page 4 of these tables, along with additional information regarding the use of this non-GAAP measure.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES RETURN ON INVESTED CAPITAL

(Unaudited)

	FY 2012		FY 2011				FY 2010				FY 2009
(in millions)	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Numerator:
Adjusted income from operations	$58	$44	$42	$52	$51	$57	$52	$41	$52	$58	$43	$36	$35	$46
Less:
Taxes and other (income)/expense	10	5	7	7	8	9	9	7	10	9	10	4	7	8

Segment return	48	39	35	45	43	48	43	34	42	49	33	32	28	38

Segment return annualized	$192	$156	$140	$180	$172	$192	$172	$136	$168	$195	$132	$128	$112	$152

Denominator:
Segment assets (a)	$1,439	$1,449	$1,377	$1,497	$1,500	$1,479	$715	$705	$1,106	$1,168	$666	$640	$602	$623
Less:
Net current liabilities (b)	284	314	272	331	306	320	190	208	254	285	148	152	154	177
Invested capital	$1,155	$1,135	$1,105	$1,166	$1,194	$1,159	$525	$497	$852	$883	$518	$488	$448	$446

Average invested capital	$1,157	$1,145	$994	$1,136	$1,180	$1,176	$485	$511	$886	$868	$503	$503	$468	$447

ROIC	17%	14%	14%	16%	15%	16%	35%	27%	19%	22%	26%	25%	24%	34%

ROIC calculation:(annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(a) Segment assets consist of inventory, accounts receivable, property plant and equipment, gross goodwill and other intangibles, deferred taxes and allocated corporate assets.

(b) Includes accounts payable, employee compensation and benefits,deferred revenue, certain other accrued liabilities and allocated corporate liabilities.

Historical amounts were reclassified to conform with current period presentation.

Return on invested capital (ROIC) is a non-GAAP measure that management believes provides useful supplemental information for management and the investor.  ROIC is a tool by which we track how much value we are creating for our shareholders.  Management uses ROIC as a performance measure for our businesses, and our senior managers’ compensation is linked to ROIC improvements as well as other performance criteria.  We believe that ROIC provides our management with a means to analyze and improve their business, measuring segment profitability in relation to net asset investments.  We acknowledge that ROIC may not be calculated the same way by every company.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

DIAGNOSTICS AND GENOMICS RETURN ON INVESTED CAPITAL

(Unaudited)

	FY 2012		FY 2011				FY 2010				FY 2009
(in millions)	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Numerator:
Adjusted income from operations	$8	$15	$6	$9	$9	$11	$3	$7	$4	$4	$1	$8	$4	$1
Less:
Taxes and other (income)/expense	1	2	—	2	1	2	—	1	1	1	—	1	—	—

Segment return	7	13	6	7	8	9	3	6	3	3	1	7	4	1

Segment return annualized	$28	$52	$24	$29	$32	$36	$12	$24	$12	$12	$4	$29	$16	$6

Denominator:
Segment assets (a)	$381	$377	$330	$355	$355	$358	$447	$402	$387	$396	$407	$412	$395	$397
Less:
Net current liabilities (b)	40	44	40	44	41	44	31	37	36	43	25	27	25	30
Invested capital	$341	$333	$290	$311	$314	$314	$416	$365	$351	$353	$382	$385	$370	$367

Average invested capital	$327	$337	$322	$300	$312	$314	$391	$390	$358	$352	$354	$383	$377	$368

ROIC	9%	15%	7%	10%	10%	11%	3%	6%	3%	3%	1%	8%	4%	2%

ROIC calculation:(annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(a) Segment assets consist of inventory, accounts receivable, property plant and equipment, gross goodwill and other intangibles, deferred taxes and allocated corporate assets.

(b) Includes accounts payable, employee compensation and benefits, certain other accrued liabilities and allocated corporate liabilities.

Historical amounts were reclassified to conform with current period presentation.

Return on invested capital (ROIC) is a non-GAAP measure that management believes provides useful supplemental information for management and the investor.  ROIC is a tool by which we track how much value we are creating for our shareholders.  Management uses ROIC as a performance measure for our businesses, and our senior managers’ compensation is linked to ROIC improvements as well as other performance criteria.  We believe that ROIC provides our management with a means to analyze and improve their business, measuring segment profitability in relation to net asset investments.  We acknowledge that ROIC may not be calculated the same way by every company.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.